UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 5, 2009

ADVENTRX Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6725 Mesa Ridge Road, Suite 100, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-552-0866

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05 Costs Associated with Exit or Disposal Activities.

On January 5, 2009, ADVENTRX Pharmaceuticals, Inc. (the "Company") committed to a plan of termination that resulted in a work force reduction of six employees in order to reduce operating costs. The Company commenced notification of employees affected by the workforce reduction on January 5, 2009, and the workforce reduction was completed on January 5, 2009. Each affected employee will be eligible to receive a severance payment and an additional health benefit allowance, which each affected employee may use, at such employee’s discretion, to pay the premiums required to continue the employee’s group health care coverage under COBRA or any other health care related expenses. Payment of these severance benefits to each affected employee is contingent on the affected employee entering into a separation agreement with the Company, which agreement includes a general release of claims against the Company. These severance benefits will be payable in substantially equal installments over a specified severance period in accordance with the Company’s standard payroll practices assuming the affected employee makes herself or himself, as applicable, available, as needed, without any additional compensation, to answer business-related questions by telephone or in person as deemed reasonably necessary by the Company.

As a result of the reduction in force, the Company estimates that it will record severance-related charges of approximately $200,000, which estimate assumes each affected employee enters into a separation agreement with the Company. Approximately $180,000 of this charge represents cash payments that will be made to certain of the affected employees for the agreed upon severance payments and related employer taxes. Approximately $20,000 of this charge represents cash payments that will be made to certain of the affected employees for the agreed upon health benefit allowance. Approximately $160,000 of the severance-related charges are expected to be recorded in the first quarter of 2009 and the additional $40,000 will be recorded in the second quarter of 2009. The severance-related charges that the Company expects to incur in connection with the reduction in force are subject to a number of assumptions, including as set forth above, and actual results may differ. The Company may also incur other charges not currently contemplated due to events that may occur as a result of, or associated with, the plan of termination.

Item 8.01 Other Events.

On January 5, 2009, the Company issued a press release announcing, among other things, its workforce reduction and that its employment relationship with Mark N. K. Bagnall had ended. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The list of exhibits called for by this Item is incorporated by reference to the Exhibit Index filed with this Current Report on Form 8-K.

This current report on Form 8-K contains forward-looking statements, including, but not limited to, statements related to the expected severance costs and related estimated severance-related charges and the Company’s plans to reduce operating costs. These forward-looking statements are based on the Company’s current estimates and expectations and inherently involve significant risks and uncertainties. The Company’s actual financial results could differ materially from those anticipated in such forward-looking statements as a result of those risks and uncertainties, which include, without limitation, the risk that the Company’s recent cost-cutting measures, including those announced today, as well as any future workforce reductions and/or reductions/delays in spending, will negatively impact the Company’s development and commercialization plans, including its ability to achieve on time its previously stated goals; the risk that the Company will be unable to consummate a strategic or partnering transaction or raise sufficient capital to fund the projects necessary to meet its goals, including funding the continued development and commercialization of ANX-530 or ANX-514; the risk that the departure of the Company’s former Chief Executive Officer and President, the Company’s Executive Vice President and Chief Financial Officer and/or the Company’s leadership by a committee of executive officers will negatively impact the Company’s ability to execute its business plan or to maintain effective disclosure controls and procedures or internal control over financial reporting; the risk the FDA will determine that ANX-530 and Navelbine® are not bioequivalent, including as a result of performing pharmacokinetic equivalence analysis based a patient population other than the population on which the Company based its analysis; the risk that the on-going clinical study of ANX-514 does not demonstrate pharmacokinetic equivalence or bioequivalence with Taxotere®; the risk of investigator bias in reporting adverse events as a result of the open-label nature of the ANX-530 bioequivalence clinical study, including bias that increased the reporting of adverse events associated with Navelbine and/or that decreased the reporting of adverse events associated with ANX-530; difficulties or delays in manufacturing, obtaining regulatory approval for and marketing ANX-530 and ANX-514, including validating commercial manufacturers and suppliers and the potential for automatic injunctions regarding FDA approval of ANX-514; the potential for regulatory authorities to require additional preclinical work or other clinical requirements to support regulatory filings, including prior to the submission or the approval of an NDA for ANX-530 and ANX-514; the risk that the performance of third parties on whom the Company relies to conduct its studies or evaluate the data, including clinical investigators, expert data monitoring committees, contract laboratories and contract research organizations, may be substandard, or they may fail to perform as expected; the risk that the Company’s stockholders will not approve a strategic or capital-raising transaction recommended by the Company’s Board of Directors; and other risks and uncertainties more fully described in the Company’s periodic filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this current report. The Company does not intend to update any forward-looking statement in this current report to reflect events or circumstances arising after the date on which it is filed with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.

January 5, 2009	By:	/s/ Patrick L. Keran

Name: Patrick L. Keran
Title: Vice President, Legal

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of ADVENTRX Pharmaceuticals, Inc. dated January 5, 2009